Additional Footnotes

(1)  Benjamin R. Jacobson is signing this Form 4: (a) on behalf of himself, (b) as the President and controlling shareholder of JPAF, Inc., which is the general partner of JPAF Limited Partnership, which is the general partner of JP Acquisition Fund II, L.P. ("JPAF II"); (c) as the managing partner of Jacobson Partners, which is the sole member of JPAF III LLC, which is the general partner of JP Acquisition Fund III, L.P. ("JPAF III"); and (d) as the designated filer and attorney-in-fact for each of Michael J. Fuchs, HVS Boxers LLC, Amcito Partners, L.P., Amcito G.P., Judith A. Little, Gregory S. Little, Jacqueline P. Little, Brandywine Managers, LLC, David C. Patterson, Nathan Gantcher, Gerald L. Parsky, Paul V. Hoagland, Barcam Holdings, Inc., Bernard Matte, Raymond P. Barbrick, Harrison R. Horan, Walter E. Cisowski, Timothy Whelan, John and Beverly Dickerson, Geraldine Ann Cachat, Jamie L. Goldberg, Trust FBO Nicolas Karlson, and Trust U/A/D 12/21/87 FBO Sara Katherine Jacobson.

(2)  Benjamin R. Jacobson is a director of the issuer.  Each of JPAF II, JPAF Limited Partnership, JPAF, Inc., JPAF III, JPAF III LLC, Jacobson Partners and Benjamin R. Jacobson are, or may be deemed to be, 10% beneficial owners of the issuer's Common Stock under Section 13(d).  In addition, each of Benjamin R. Jacobson, JPAF II, JPAF Limited Partnership, JPAF, Inc., JPAF III, JPAF III LLC, Jacobson Partners, Michael J. Fuchs, HVS Boxers LLC, Amcito Partners, L.P., Amcito G.P., Judith A. Little, Gregory S. Little, Jacqueline P. Little, Brandywine Managers, LLC, David C. Patterson, Nathan Gantcher, Gerald L. Parsky, Paul V. Hoagland, Barcam Holdings, Inc., Bernard Matte, Raymond P. Barbrick, Harrison R. Horan, Walter E. Cisowski, Timothy Whelan, John and Beverly Dickerson, Geraldine Ann Cachat, Jamie L. Goldberg, Trust FBO Nicolas Karlson, and Trust U/A/D 12/21/87 FBO Sara Katherine Jacobson is a member of a Section 13(d) group (the "Group") that owns more than 10% of the issuer's outstanding common stock.

(A) James J. Morgan, a director of the issuer, is also a partner of Jacobson Partners and a member of the group with Benjamin R. Jacobson and the other joint filers (listed on the attached page) for the purposes Section 13(d) of the Exchange Act.  Mr. Morgan will be filing a separate Form 4 with the SEC in connection with the events that require this statement.

(B) George A. Kellner, a director of the issuer, is also a member of the group with Benjamin R. Jacobson and the other joint filers (listed on the attached page) for the purposes Section 13(d) of the Exchange Act.  Mr. Kellner will be filing a separate Form 4 with the SEC in connection with the events that require this statement.

(C) This Form 4 amends a prior filing on Form 4, dated as of May 19, 2003, as amended on May 19, 2003 (the "Prior Filing"), to add securities acquired by Edmund Gaffney on May 16, 2003, which were erroneously not previously reported.

(D) Benjamin R. Jacobson will be filing a separate Form 3 on behalf of the Jacobson Partners Profit Sharing Plan in connection with the event requiring this statement.

Joint Filer Information*

JP Acquisition Fund II, L.P.
595 Madison Avenue, Suite 3100
New York, NY  10022

JP Acquisition Fund III, L.P.
595 Madison Avenue, Suite 3100
New York, NY 10022

JPAF Limited Partnership
595 Madison Avenue, Suite 3100
New York, NY  10022

JPAF, Inc.
595 Madison Avenue, Suite 3100
New York, NY  10022

JPAF III LLC
595 Madison Avenue, Suite 3100
New York, NY  10022

Jacobson Partners
595 Madison Avenue, Suite 3100
New York, NY 10022

Michael J. Fuchs
9 West 57th Street
New York, NY 10019

HVS Boxers LLC
9 West 57th Street
New York, NY 10019

Judith A. Little
630 Fifth Avenue, Suite 2620
New York, NY  10111

Jacqueline P. Little
630 Fifth Avenue, Suite 2620
New York, NY  10111

Gregory S. Little
630 Fifth Avenue, Suite 2620
New York, NY  10111

Amcito G.P.
630 Fifth Avenue, Suite 2620
New York, NY  10111
 Amcito Partners, L.P.
630 Fifth Avenue, Suite 2620
New York, NY  10111

Brandywine Managers, LLC
880 Third Avenue, 3rd Floor
New York, NY 10022

David C. Patterson
880 Third Avenue, 3rd Floor
New York, NY 10022

Nathan Gantcher
Alpha Investment Management LLC
110 East 59th Street, 33rd Floor
New York, NY  10022

Gerald L. Parsky
Aurora Capital Group
10877 Wilshire Boulevard, Suite 2100
Los Angeles, CA  90024

Paul V. Hoagland
c/o Friendly's Ice Cream Corp.
1855 Boston Road
Wilbraham, MA  01095

Bernard Matte
3590 Avenue du Musee
Montreal, Quebec, Canada
H3G 2C7

Barcam Holdings, Inc.
3590 Avenue du Musee
Montreal, Quebec, Canada
H3G 2C7

Raymond P. Barbrick
28 Laurel Drive
Willington, CT  06279

Harrison R. Horan
8523 Country Club Drive
Franklin, WI  53132

 Walter E. Cisowski
2211 Arnold Palmer Blvd.
Louisville, KY  40245

Timothy Whelan
9325 Plumwood Place
Crestwood, KY  40014

John and Beverly Dickerson
1028 Quaker Ridge Way
Duluth, GA 30097

Jamie L. Goldberg
c/o Jacobson Partners
595 Madison Avenue, Suite 3100
New York, NY 10022

Geraldine Ann Cachat
c/o Jacobson Partners
595 Madison Avenue, Suite 3100
New York, NY 10022

Trust U/A/D 12/21/87 FBO
Sara Katherine Jacobson
595 Madison Avenue, Suite 3100
New York, NY 10022

Trust FBO Nicolas Karlson
595 Madison Avenue, Suite 3100
New York, NY 10022

Edmund Gaffney
c/o Jacobson Partners
595 Madison Avenue, Suite 3100
New York, NY 10022